Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds on Form N-1A ("Registration Statement") of our report dated December 22, 2009, relating to the financial statements and financial highlights which appears in the October 31, 2009 Annual Report to Shareholders of DWS Core Fixed Income Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds on Form N-1A ("Registration Statement") of our report dated December 21, 2009, relating to the financial statements and financial highlights which appears in the October 31, 2009 Annual Report to Shareholders of DWS Diversified International Select Equity Fund, which is also incorporated by reference into the Registration Statement We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds on Form N-1A ("Registration Statement") of our report dated December 22, 2009, relating to the financial statements and financial highlights which appears in the October 31, 2009 Annual Report to Shareholders of DWS High Income Plus Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds on Form N-1A ("Registration Statement") of our report dated December 21, 2009, relating to the financial statements and financial highlights which appears in the October 31, 2009 Annual Report to Shareholders of DWS Short Duration Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds on Form N-1A ("Registration Statement") of our report dated December 21, 2009, relating to the financial statements and financial highlights which appears in the October 31, 2009 Annual Report to Shareholders of DWS Short-Term Municipal Bond Fund, which is also incorporated by reference into the Registration Statement We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010